UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  March 15, 2006

PBS Holding, Inc.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-25523

Nevada	86-0857752
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

433 Kitty Hawk Drive, Suite 226

Universal City, TX  73145

(Address and zip code of principal executive offices)

(210) 658-4675
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

Commencing on March 15, 2006, executives of PBS Holding, Inc. (the “Registrant”) have made presentations at investor meetings and in other forums using the slides as included in this Form 8-K as Exhibit 99.1. The information contained in this presentation is intended to be considered in the context of the Registrant’s filings with the SEC and other publicly disclosed information. The Registrant undertakes no duty or obligation to update or revise this information.

The information in this report (including Exhibit 99.1) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD. The furnishing of these slides is not intended to, and does not, constitute a determination or admission by the Registrant that the information in the slides is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant

This Current Report on Form 8-K includes forward-looking statements and assumptions, which reflect the Registrant’s current view with respect to future events and financial performance.  These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical and anticipated results. The words “believe,” “expect,” “anticipate,” “hypothetical” and similar expressions identify forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.  The Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  For a discussion of certain factors that could cause actual results to differ materially from historical or anticipated results, see the Registrant’s Form 10-KSB for the year ended December 31, 2004 and Form 10-QSB for quarters ended March 31, 2005, June 30, 2005 and September 30, 2005.

Item 9.01   Financial Statements and Exhibits.

(c)                                  Exhibits.

The following exhibits are filed or furnished herewith:

Exhibit No.	Description of Document

99.1	Slides to be used in Investor Presentations commencing March 15, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2006	PBS Holding, Inc.
(Registrant)

	By:	/s/ Patrick D. Matthews
Patrick D. Matthews
President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Document

99.1	Slides to be used in Investor Presentations commencing March 15, 2006